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                                                                   EXHIBIT 10.51


                         AMENDMENT NO. 1 TO CREDIT AGREEMENT


         AMENDMENT dated as of February       ,1997 among ULTRAMAR DIAMOND
SHAMROCK CORPORATION, CANADIAN ULTRAMAR COMPANY (the "Borrower"), the LENDERS listed on the signature pages hereof (the "Lenders") and CANADIAN IMPERIAL BANK OF COMMERCE, as Agent (the "Agent").


PREAMBLE:

1. The parties hereto entered into a Credit Agreement dated December 19, 1996 (the "Agreement").

2. The parties hereto desire to amend certain provisions of the Agreement in the manner set forth below.

AGREEMENT:

         For good an valuable consideration, the parties hereto agree as follows:

1.1 Definition, References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning given such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

2.1 Amendment to Section 1.1 of the Agreement. The definition of "Consolidated Net Income" in Section 1.1 of the Agreement is replaced with the following:

                 "Consolidated Net Income" means, for any period, the net income (or loss) of the Borrower or UDSC, as the case may be, and its Consolidated Subsidiaries for such period; provided that there shall be excluded (i) any after-tax gains or losses attributable to asset sales (other than sales in the ordinary course of business) or returned surplus assets of any Plan,
                 (ii) in the case of UDSC only, up to U.S. $127,800,000 of non-recurring charges in connection with or as a result of (A) the Merger or (B) certain changes to conform the accounting practices of Ultramar Corporation and Diamond Shamrock, Inc. and (iii) to the extent not
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                 included in clauses (i) and (ii), any net extraordinary gains or net extraordinary losses.

3.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario, Canada.

4.1 Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Majority Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

                 The parties hereto have caused this Amendment to be executed by their respective authorized representatives or officers effective the date referred to above.


                                  CANADIAN ULTRAMAR COMPANY


                                  By:
                                      -----------------------------------
                                  Name:
                                  Title:
                                  Address:


                                  Facsimile:





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                                  ULTRAMAR DIAMOND SHAMROCK CORPORATION


                                  By:
                                      -----------------------------
                                  Name: Steven A. Blank
                                  Title: Treasurer
                                  Address: 9830 Collonade Boulevard
                                           San Antonio, Texas 78230
                                  Facsimile: (210) 641-8484





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                                  LENDERS SIGNATURES

                                  CANADIAN IMPERIAL BANK OF COMMERCE, AS AGENT



                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:
                                  Address: Commerce Court West, 7th Flr.,
                                           Toronto, Ontario  M5L 1A2
                                  Facsimile: (416) 980-2804



                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:
                                  Address: Commerce Court West, 7th Flr.,
                                           Toronto, Ontario M5L 1A2
                                  Facsimile: (416) 980-2804





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                                  CANADIAN IMPERIAL BANK OF COMMERCE



                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:
                                  Address: 10th Flr., 855 - 2nd Street,
                                           S.W. Calgary, Alberta, T2P 2P2
                                  Facsimile: (403) 221-5779



                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:
                                  Address: 10th Flr., 855 - 2nd Street,
                                           S.W. Calgary, Alberta, T2P 2P2
                                  Facsimile: (403) 221-5779


                                  BANK OF TOKYO - MITSUBISHI (CANADA)



                                  By:
                                     -----------------------------------------
                                  Name: Amos Simpson
                                  Title: General Manager
                                  Address: 600 rue de la Gauchetiere Ouest,
                                           Suite 2780, Montreal, Quebec H3B 4L8
                                  Facsimile: (514) 875-9392





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                                  FUJI BANK CANADA



                                  By:
                                     ----------------------------------------
                                  Name:
                                  Title:
                                  Address:
                                  Facsimile:



                                  THE BANK OF NOVA SCOTIA




                                  By:
                                     ----------------------------------------
                                  Name: David Torrey
                                  Title: Relationship Manager
                                  Address: 44 King Street West,
                                           Toronto, Ontario M5H 1H1
                                  Facsimile: (416) 866-2009




                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:
                                  Address: 44 King Street West,
                                           Toronto, Ontario M5H 1H1
                                  Facsimile:(416) 866-2009





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                                  ABN AMRO BANK CANADA



                                  By:
                                     -----------------------------------------
                                  Name: Enrico Pallatto
                                  Title:
                                  Address: #1500, 600 de Maisonneuve Ouest
                                  Montreal, Quebec  H3A 3J2
                                  Facsimile: (514) 284-2357



                                  CAISSE CENTRALE DESJARDINS



                                  By:
                                     -----------------------------------------
                                  Name: Robert LaBelle
                                  Title: Director, Corporate Banking
                                  Address:1 Complexe Desjardins, Suite 2822
                                           Montreal, Quebec  H5B 1B3
                                  Facsimile: (514) 284-2357




                                  CREDIT LYONNAIS CANADA



                                  By:
                                     -----------------------------------------
                                  Name: Daniel Arpin
                                  Title: Vice President
                                  Address: 2000 Mansfield, 16th Floor
                                           Montreal, Quebec  H3A 3A6
                                  Facsimile: (514) 288-9683





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                                  INDUSTRIAL BANK OF JAPAN (CANADA)



                                  By:
                                     -----------------------------------------
                                  Name: Guy Racine
                                  Title: Vice President, Business Development
                                  Address: 100 Yonge Street, Suite 1102
                                           Toronto, Ontario  M5C 2W1
                                  Facsimile: (416) 367-3452


                                  ROYAL BANK OF CANADA



                                  By:
                                     -----------------------------------------
                                  Name:  Ritta Lee
                                  Title: Senior Account Manager
                                  Address: Royal Bank Plaza, South Tower, 14th
                                           Floor, Toronto, Ontario  M5J 2J5
                                  Facsimile:(416) 974-7376